UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02120

SECURITY INCOME FUND

(Exact name of registrant as specified in charter)

ONE SECURITY BENEFIT PLACE, TOPEKA, KANSAS 66636-0001

(Address of principal executive offices) (Zip code)

RICHARD M. GOLDMAN, PRESIDENT

SECURITY INCOME FUND

ONE SECURITY BENEFIT PLACE

TOPEKA, KANSAS 66636-0001

(Name and address of agent for service)

Registrant’s telephone number, including area code: (785) 438-3000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

HIGH YIELD FUND

U.S. INTERMEDIATE BOND FUND

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This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Rydex Distributors, LLC.

THE GUGGENHEIM FUNDS ANNUAL REPORT	1

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning June 30, 2011 and ending December 31, 2011.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

2	THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value June 30, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[2]
Table 1. Based on actual Fund return[3]

High Yield Fund
A-Class	1.22%	(6.89%)	$1,000.00	$931.10	$5.94
B-Class	0.98%	(6.79%)	1,000.00	932.10	4.77
C-Class	1.97%	(7.32%)	1,000.00	926.80	9.57
Institutional Class	0.98%	(6.82%)	1,000.00	931.80	4.77

U.S. Intermediate Bond Fund
A-Class	1.00%	2.02%	1,000.00	1,020.20	5.09
B-Class	1.75%	1.63%	1,000.00	1,016.30	8.89
C-Class	1.75%	1.65%	1,000.00	1,016.50	8.89

Table 2. Based on hypothetical 5% return (before expenses)

High Yield Fund
A-Class	1.22%	5.00%	$1,000.00	$1,019.06	$6.21
B-Class	0.98%	5.00%	1,000.00	1,020.27	4.99
C-Class	1.97%	5.00%	1,000.00	1,015.27	10.01
Institutional Class	0.98%	5.00%	1,000.00	1,020.27	4.99

U.S. Intermediate Bond Fund
A-Class	1.00%	5.00%	1,000.00	1,020.16	5.09
B-Class	1.75%	5.00%	1,000.00	1,016.38	8.89
C-Class	1.75%	5.00%	1,000.00	1,016.38	8.89

[1]	Annualized.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period June 30, 2011 to December 31, 2011.

THE GUGGENHEIM FUNDS ANNUAL REPORT	3

MANAGER’S COMMENTARY (Unaudited)	December 31, 2011

HIGH YIELD FUND

To Our Shareholders:

For the fiscal year ended December 31, 2011, the Security Income Fund – High Yield Fund returned-3.50%1, underperforming the 4.98% return of its benchmark, the Barclays Capital U.S. High Yield Index*. The High Yield Fund primarily invests in a diversified portfolio consisting of a broad range of high yield, high-risk debt securities rated below the top-four long-term credit rating categories, and maintains a dollar-weighted average duration of 3 to 15 years.

The Fund’s investment approach uses a bottom-up process in selecting high yield securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, its debt service coverage or ability to make interest payments on its debt, cash flow, and general economic and market factors. Relative value analysis compares the credit risk and yield of a security to that of other securities. We search for securities that appear to be inexpensive relative to comparable securities and securities that have the potential for an upgrade of their credit rating.

Performance in the high yield bond market slowed considerably in 2011, after a stabilizing economy and rising strength of corporate balance sheets led to strong results in 2009 and 2010. In mid-2011, concern about the European sovereign debt situation and potential slowing in the U.S. economy drove investors to less risky Treasuries and spreads between yields on high yield securities and Treasuries widened. In addition, the U.S. Federal Reserve implemented Operation Twist, further depressing Treasury yields. A rebound in the fourth quarter was attributable to improved U.S. growth and actions by central banks to boost liquidity for European banks. Still, Treasuries and higher-quality corporate bonds (those rated BB and higher) both outperformed lower quality high-yield bonds for the year.

Investor appetite for income and yield continues to be solid in a low interest rate environment, which is expected to continue as the Federal Reserve Bank has reiterated its intention to keep interest rates low for well beyond 2012. In addition, U.S. corporations still have large amounts of cash and have strongly improved balance sheets. The continued strength of bond issuance in 2011 in part helped them refinance at more attractive rates, which we expect to keep default rates low. The default rate for high yield securities for the year was 1.8%, well below the 4% historical long-term average, making the additional yield available in high yield bonds relative to U.S. Treasury securities attractive.

The economy appears to be continuing its slow but gradual recovery, eluding the outright recession that is threatening Europe. Despite volatility in the high-yield sector that will be around as long as the European situation persists, its low default rate and relatively better yields compared with other fixed-income investments should help to attract investors in the coming months.

We feel comfortable with the composition of our portfolio and are optimistic that good opportunities will be presented as the economy continues to improve. Therefore, we plan to keep the structure of the portfolio consistent as 2012 gets underway. However, we will continue to monitor valuations and adjust the portfolio accordingly throughout the year.

We appreciate your business and thank you for being an investor in the Fund.

Sincerely,

David Toussaint, CFA, CPA, Portfolio Manager

The opinions and forecasts expressed are those of David Toussaint as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*	lndex is defined as follows:

Barclays Capital U.S. High Yield Index – The U.S. High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB+/BB+ or below.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at wvvw.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

4	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31,2011

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Barclays Capital U.S. High Yield Index is an unmanaged index that tracks below investment grade bonds.

The graph is based on A-Class shares only, performance for B-Class, C-Class and Institutional Class shares will vary due to differences in fee structures.

Inception Dates:
A-Class	August 5, 1996
B-Class	August 5, 1996
C-Class	May 1, 2000
Institutional Class	July 11, 2008

AVERAGE ANNUAL RETURNS*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
A-Class Shares	-3.50%	5.81%	7.21%
A-Class Shares with sales charge†	-8.07%	4.78%	6.69%
B-Class Shares	-3.32%	6.11%	6.91%
B-Class Shares with CDSC‡	-7.63%	5.83%	6.91%
C-Class Shares	-4.30%	5.06%	6.42%
C-Class Shares with CDSC§	-5.17%	5.06%	6.42%
Barclays Capital U.S. High Yield Index	4.98%	7.54%	8.85%

		1 Year	Since Inception (07/11/08)
Institutional Class Shares		-3.30%	9.16%
Barclays Capital U.S. High Yield Index		4.98%	11.38%

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Fixed Income Instruments
B-	17.6%
B+	13.2%
BB-	12.5%
B	11.1%
CCC+	10.7%
CCC	9.0%
BB+	7.2%
Other	16.8%
Other Instruments
Common Stocks	1.0%
Warrants	0.7%
Preferred Stocks	0.2%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Holdings Diversification (Market Exposure as

% of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*

The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Capital U.S. High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT	5

SCHEDULE OF INVESTMENTS	December 31, 2011
High Yield Fund

	SHARES	VALUE
COMMON STOCKS† - 1.0%
CONSUMER DISCRETIONARY - 0.4%
New Young Broadcasting Holding Co.*,†††,1	96	$280,800
Metro-Goldwyn-Mayer, Inc.*,††	7,040	142,560

Total Consumer Discretionary		423,360

FINANCIALS - 0.3%
Capitol Federal Financial, Inc.	15,000	173,100
CIT Group, Inc.*	4,569	159,321
Leucadia National Corp.	81	1,842

Total Financials		334,263

ENERGY - 0.3%
Stallion Oilfield Holdings Ltd.*,†††,1,2	8,257	272,481

Total Common Stocks (Cost $759,784)		1,030,104

PREFERRED STOCKS††† - 0.2%
Medianews Group, Inc.	11,074	166,110
U.S. Shipping Corp.*,[1]	14,718	7,359

Total Preferred Stocks (Cost $535,573)		173,469

WARRANTS - 0.7%
New Young Broadcasting Holding Co. 12/24/24*††	261	763,425
SemGroup Corp. 11/30/14*,†	1,560	8,549
Reader’s Digest Association, lnc.*,†††,1	319	3

Total Warrants (Cost $516,750)		771,977

	FACE AMOUNT
CORPORATE BONDS†† - 90.1%
FINANCIALS - 20.4%
Nelnet, Inc.
3.95% due 09/29/36[3]	$6,270,000	5,351,307
Forest City Enterprises, Inc.
7.63% due 06/01/15	1,963,000	1,928,647
6.50% due 02/01/17	1,000,000	935,000
CIT Group, Inc.
7.00% due 05/02/17[2,4]	2,800,000	2,796,500
Nuveen Investments, Inc.
10.50% due 11/15/15	1,450,000	1,439,125
10.50% due 11/15/15[2,4]	750,000	736,875
Ally Financial, Inc.
8.00% due 11/01/31	1,400,000	1,323,000
6.75% due 12/01/14	350,000	353,054
E*Trade Financial Corp.
12.50% due 11/30/17	1,100,000	1,243,000
CNL Lifestyle Properties, Inc.
7.25% due 04/15/19	1,300,000	1,202,500
ILFC E-Capital Trust I
4.34% due 12/21/65[2,3,4]	2,000,000	1,179,960
Aviv Healthcare Properties, LP
7.75% due 02/15/19	750,000	735,000
Ford Motor Credit Company LLC
8.13% due 01/15/20	600,000	706,241
WMG Acquisition Corp.
11.50% due 10/01/18[2,4]	500,000	496,250
Rabobank Capital Funding Trust II
5.26%[2,3,4,5]	500,000	469,124
Progress Capital Trust I
10.50% due 06/01/27	300,000	307,294
Ineos Finance plc
9.00% due 05/15/15[2,4]	100,000	101,500
FCB Capital Trust I
8.05% due 03/01/28	50,000	50,837

Total Financials		21,355,214

CONSUMER DISCRETIONARY - 17.6%
Snoqualmie Entertainment Authority
9.13% due 02/01/15[2,4]	2,500,000	2,412,500
4.18% due 02/01/14[2,3,4]	285,000	252,938
VWR Funding, Inc.
10.75% due 06/30/17[2,4]	1,903,231	1,865,166
American Axle & Manufacturing Holdings, Inc.
9.25% due 01/15/17[2,4]	1,500,000	1,627,500
MGM Resorts International
7.63% due 01/15/17	1,500,000	1,428,750
Mohegan Tribal Gaming Authority
6.88% due 02/15/15	2,000,000	890,000
7.13% due 08/15/14	1,000,000	472,500
CKE Restaurants, Inc.
11.38% due 07/15/18	1,250,000	1,362,500
Travelport LLC
9.88% due 09/01/14	2,000,000	1,190,000
Roadhouse Financing, Inc.
10.75% due 10/15/17	1,200,000	1,167,000
Sonic Automotive, Inc.
9.00% due 03/15/18	1,100,000	1,157,750
XM Satellite Radio, Inc.
13.00% due 08/01/13[2,4]	1,000,000	1,135,000
Easton-Bell Sports, Inc.
9.75% due 12/01/16	1,000,000	1,090,000
Dave & Buster’s, Inc.
11.00% due 06/01/18	773,000	784,595
Sally Holdings LLC
6.88% due 11/15/19[2,4]	700,000	731,500
Burlington Coat Factory Warehouse Corp.
10.00% due 02/15/19	300,000	293,250
Baker & Taylor, Inc.
11.50% due 07/01/13[2,4]	350,000	273,000
AutoNation, Inc.
6.75% due 04/15/18	100,000	105,000
Brown Shoe Co., Inc.
7.13% due 05/15/19	100,000	94,750

6	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31,2011
High Yield Fund

	FACE AMOUNT	VALUE
Sealy Mattress Co.
10.88% due 04/15/16[2,4]	$86,000	$93,955
Metaldyne Corp.
11.00% due 06/15/12†††,1,6	500,000	—

Total Consumer Discretionary		18,427,654

INDUSTRIALS - 11.9%
Air Canada
12.00% due 02/01/16[2,4]	1,350,000	1,164,375
9.25% due 08/01/15[2,4]	1,000,000	875,000
GeoEye, Inc.
8.63% due 10/01/16	1,750,000	1,802,500
BE Aerospace, Inc.
8.50% due 07/01/18	1,500,000	1,642,500
Kansas City Southern Railway
8.00% due 06/01/15	1,500,000	1,591,875
UAL 2009-2B Pass Through Trust
12.00% due 01/15/16[2,4]	1,280,809	1,357,657
Huntington Ingalls Industries, Inc.
7.13% due 03/15/21[2,4]	1,250,000	1,225,000
ARAMARK Holdings Corp.
8.63% due 05/01/16[2,4]	1,000,000	1,030,000
International Lease Finance Corp.
5.65% due 06/01/14	1,000,000	955,000
Alion Science and Technology Corp.
10.25% due 02/01/15	1,000,000	520,000
United Air Lines, Inc.
9.88% due 08/01/13[2,4]	225,000	230,063
Briggs & Stratton Corp.
6.88% due 12/15/20	100,000	102,500

Total Industrials		12,496,470

TELECOMMUNICATION SERVICES - 8.8%
Sprint Capital Corp.
6.90% due 05/01/19	2,600,000	2,138,500
Avaya, Inc.
10.13% due 11/01/15	1,250,000	1,125,000
9.75% due 11/01/15	600,000	540,000
Intelsat Luxembourg S.A.
11.25% due 02/04/17	1,500,000	1,451,250
DISH DBS Corp.
6.63% due 10/01/14	1,000,000	1,067,500
Clear Channel Communications, Inc.
11.00% due 08/01/16	1,500,000	945,000
Clearwire Communications LLC
12.00% due 12/01/15[2,4]	700,000	670,250
Block Communications, Inc.
8.25% due 12/15/15[2,4]	525,000	534,844
West Corp.
11.00% due 10/15/16	250,000	263,125
CommScope, Inc.
8.25% due 01/15/19[2,4]	250,000	250,000
Cogent Communications Group, Inc.
8.38% due 02/15/18[2,4]	100,000	102,500
Digicel Group Ltd.
10.50% due 04/15/18[2,4]	100,000	100,500

Total Telecommunication Services		9,188,469

HEALTH CARE - 8.7%
HealthSouth Corp.
8.13% due 02/15/20	1,600,000	1,612,000
IASIS Healthcare LLC
8.38% due 05/15/19	1,750,000	1,526,875
Apria Healthcare Group, Inc.
11.25% due 11/01/14	900,000	929,250
12.38% due 11/01/14	500,000	458,750
Catalent Pharma Solutions, Inc.
9.50% due 04/15/15	978,525	1,005,434
CHS
8.88% due 07/15/15	603,000	622,598
8.00% due 11/15/19[2,4]	350,000	353,500
Vanguard Health Holding Co. II LLC
7.75% due 02/01/19	1,000,000	960,000
Radnet Management, Inc.
10.38% due 04/01/18	600,000	528,000
Symbion, Inc.
11.00% due 08/23/15	317,628	315,246
HCA, Inc.
7.88% due 02/15/20	250,000	270,000
Grifols, Inc.
8.25% due 02/01/18	250,000	262,500
Kindred Healthcare, Inc.
8.25% due 06/01/19	250,000	210,000
STHI Holding Corp.
8.00% due 03/15/18[2,4]	50,000	51,375

Total Health Care		9,105,528

UTILITIES - 5.9%
NRG Energy, Inc.
7.88% due 05/15/21[2,4]	2,000,000	1,950,000
8.25% due 09/01/20	500,000	502,500
Elwood Energy LLC
8.16% due 07/05/26	1,665,600	1,628,124
Edison Mission Energy
7.63% due 05/15/27	2,350,000	1,386,500
Inergy, LP
6.88% due 08/01/21	250,000	251,250
7.00% due 10/01/18	200,000	203,000
AES Red Oak LLC
8.54% due 11/30/19	276,153	284,438
East Coast Power LLC
7.07% due 03/31/12	7,236	7,263

Total Utilities		6,213,075

INFORMATION TECHNOLOGY - 4.5%
First Data Corp.
11.25% due 03/31/16	2,000,000	1,660,000
Seagate HDD Cayman
6.88% due 05/01/20	1,600,000	1,644,000
NCO Group, Inc.
11.88% due 11/15/14	1,000,000	945,000
SunGard Data Systems, Inc.
10.63% due 05/15/15	400,000	426,000

Total Information Technology		4,675,000

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	7

SCHEDULE OF INVESTMENTS (concluded)	December 31,2011
High Yield Fund

	FACE AMOUNT	VALUE
CONSUMER STAPLES - 4.3%
American Achievement Corp.
10.88% due 04/15/16[2,4]	$1,950,000	$1,501,500
Rite Aid Corp.
9.50% due 06/15/17	1,000,000	912,500
Bumble Bee Holdco SCA
9.63% due 03/15/18[2,4]	900,000	801,000
Armored Autogroup, Inc.
9.25% due 11/01/18[2,4]	1,000,000	772,500
Reynolds Group Issuer, Inc.
9.00% due 04/15/19[2,4]	250,000	237,500
Spectrum Brands Holdings, Inc.
9.50% due 06/15/18[2,4]	200,000	218,750
Constellation Brands, Inc.
7.25% due 05/15/17	50,000	55,000

Total Consumer Staples		4,498,750

MATERIALS - 4.0%
Ineos Group Holdings Ltd.
8.50% due 02/15/16[2,4]	3,500,000	2,782,500
Berry Plastics Corp.
9.50% due 05/15/18	1,000,000	1,005,000
Sino-Forest Corp.
10.25% due 07/28/14[2,4]	1,225,000	318,500
Kraton Polymers LLC
6.75% due 03/01/19	100,000	94,000

Total Materials		4,200,000

ENERGY - 4.0%
Stallion Oilfield Holdings Ltd.
10.50% due 02/15/15	1,935,000	2,070,450
Westmoreland Coal Co.
10.75% due 02/01/18	1,450,000	1,421,000
SM Energy Co.
6.50% due 11/15/21[2,4]	350,000	360,500
Chesapeake Oilfield Operating LLC
6.63% due 11/15/19[2,4]	100,000	104,000
Tesoro Corp.
6.50% due 06/01/17	100,000	102,500
Energy Partners Ltd.
8.25% due 02/15/18	100,000	95,500
SemGroup, LP
8.75% due 11/15/15†††,1,6	1,300,000	—

Total Energy		4,153,950

Total Corporate Bonds (Cost $99,204,381)		94,314,110

CONVERTIBLE BONDS†† - 5.5%
FINANCIALS - 1.6%
Forest City Enterprises, Inc.
5.00% due 10/15/16	1,000,000	1,121,250
E*Trade Financial Corp.
0.00% due 08/31/19	750,000	585,000

Total Financials		1,706,250

CONSUMER DISCRETIONARY - 1.5%
Sonic Automotive, Inc.
5.00% due 10/01/29	1,200,000	1,588,500

INDUSTRIALS - 1.2%
DryShips, Inc.
5.00% due 12/01/14	1,900,000	1,306,250

ENERGY - 1.0%
USEC, Inc.
3.00% due 10/01/14	2,200,000	1,020,250

HEALTH CARE - 0.2%
Invacare Corp.
4.13% due 02/01/27	150,000	161,813

Total Convertible Bonds (Cost $6,524,191)		5,783,063

SENIOR FLOATING RATE INTERESTS†† - 0.5%
INFORMATION TECHNOLOGY - 0.4%
Sabre Holdings Corp.
2.29% due 03/30/14[7]	343,580	282,840
2.42% due 03/30/14[7]	132,670	109,215

Total Information Technology		392,055

CONSUMER DISCRETIONARY - 0.1%
Medianews Group, Inc.
8.49% due 01/15/14†††,1,7	113,650	104,558

Total Senior Floating Rate Interests (Cost $587,911)		496,613

Total Investments – 98.0% (Cost $108,128,590)		$102,569,336

Cash & Other Assets, Less Liabilities – 2.0%		2,139,980

Total Net Assets – 100.0%		$104,709,316

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, except otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Security was acquired through a private placement.
[3]	Variable rate security. Rate indicated is rate effective at December 31, 2011.
[4]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $31,163,582 (cost $33,874,463), or 29.7% of total net assets.
[5]	Perpetual maturity.
[6]	Security is in default of interest and/or principal obligations.
[7]	Security is a senior floating rate interest — See Note 1.

plc — Public Limited Company

8	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

High Yield Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011

ASSETS:
Investments, at value (cost $108,128,590)	$102,569,336
Prepaid expenses	26,279
Receivables:
Interest	2,374,244
Fund shares sold	128,918
Investment advisor	29,420
Other	11,000
Foreign taxes reclaim	232

Total assets	105,139,429

LIABILITIES:
Overdraft due to custodian bank	9,441
Payable for:
Fund shares redeemed	251,922
Management fees	52,885
Transfer agent/maintenance fees	27,315
Distribution and service fees	24,859
Fund accounting/administration fees	8,373
Directors’ fees*	1,414
Miscellaneous	53,904

Total liabilities	430,113

NET ASSETS	$104,709,316

NET ASSETS CONSIST OF:
Paid in capital	$109,145,553
Undistributed net investment income	1,113,271
Accumulated net realized loss on investments	(1,254)
Net unrealized depreciation on investments	(5,548,254)

Net assets	$104,709,316

A-CLASS:
Net assets	$86,041,497
Capital shares outstanding	7,736,765
Net asset value per share	$11.12

Maximum offering price per share (Net asset value divided by 95.25%)	$11.67

B-CLASS:
Net assets	$2,777,253
Capital shares outstanding	250,928
Net asset value per share	$11.07

C-CLASS:
Net assets	$7,990,817
Capital shares outstanding	713,532
Net asset value per share	$11.20

INSTITUTIONAL CLASS:
Net assets	$7,899,749
Capital shares outstanding	853,421
Net asset value per share	$9.26

STATEMENT OF OPERATIONS
Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$9,441
Interest	12,010,557
Other income	48

Total investment income	12,020,046

EXPENSES:
Management fees	885,931
Transfer agent/maintenance fees	283,495
Distribution and service fees:
A-Class	313,235
C-Class	116,418
Fund accounting/administration fees	140,270
Custodian fees	33,674
Overdraft fees	33,632
Directors’ fees*	18,805
Tax fees	12,598
Miscellaneous	203,462

Total expenses	2,041,520

Less:
Expenses waived by advisor	(233,763)

Net expenses	1,807,757

Net investment income	10,212,289

NET REALIZED AND UNREALIZED GAIN (Loss):
Net realized gain (loss) on:
Investments	5,047,939

Net realized gain	5,047,939

Net change in unrealized appreciation (depreciation) on:
Investments	(14,602,419)

Net change in unrealized appreciation (depreciation)	(14,602,419)

Net realized and unrealized loss	(9,554,480)

Net increase in net assets resulting from operations	$657,809

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	9

High Yield Fund STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,212,289	$13,846,494
Net realized gain on investments	5,047,939	5,742,829
Net change in unrealized appreciation (depreciation) on investments	(14,602,419)	5,617,270

Net increase in net assets resulting from operations	657,809	25,206,593

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(9,503,356)	(11,828,974)
B-Class	(321,004)	(448,396)
C-Class	(845,691)	(631,260)
Institutional Class	(794,532)	(423,419)
Net realized gains
A-Class	(2,023,876)	—
B-Class	(65,464)	—
C-Class	(184,870)	—
Institutional Class	(219,881)	—

Total distributions to shareholders	(13,958,674)	(13,332,049)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	285,417,604	247,782,910
B-Class	1,181,854	1,173,941
C-Class	19,628,519	6,026,430
Institutional Class	7,781,891	5,183,291
Distributions reinvested
A-Class	9,482,332	9,662,620
B-Class	345,368	379,938
C-Class	868,523	514,152
Institutional Class	929,031	214,905
Cost of shares redeemed
A-Class	(371,628,857)	(251,624,272)
B-Class	(3,114,490)	(4,070,406)
C-Class	(21,164,791)	(4,967,439)
Institutional Class	(2,080,139)	(5,378,300)

Net increase (decrease) from capital share transactions	(72,353,155)	4,897,770

Net increase (decrease) in net assets	(85,654,020)	16,772,314

NET ASSETS:
Beginning of year	190,363,336	173,591,022

End of year	$104,709,316	$190,363,336

Undistributed net investment income at end of year	$1,113,271	$2,033,753

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	23,246,028	19,834,182
B-Class	93,178	93,900
C-Class	1,596,113	479,161
Institutional Class	701,478	481,524
Shares issued from reinvestment of distributions
A-Class	788,802	772,440
B-Class	28,926	30,426
C-Class	72,096	40,831
Institutional Class	93,844	19,961
Shares redeemed
A-Class	(29,676,304)	(20,139,382)
B-Class	(250,564)	(325,564)
C-Class	(1,746,185)	(391,506)
Institutional Class	(196,001)	(500,413)

Net increase (decrease) in shares	(5,248,589)	395,560

10	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

High Yield Fund FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$12.89	$12.07	$7.70	$12.14	$12.75

Income (loss) from investment operations:
Net investment income[a]	.87	.96	.90	.90	.87
Net gain (loss) on investments (realized and unrealized)	(1.30)	.78	4.30	(4.48)	(.64)

Total from investment operations	(.43)	1.74	5.20	(3.58)	.23

Less distributions from:
Net investment income	(1.07)	(.92)	(.83)	(.86)	(.84)
Net realized gains	(.27)	—	—	—	—
Return of capital	—	—	— [b]	—	—

Total distributions	(1.34)	(.92)	(.83)	(.86)	(.84)

Net asset value, end of period	$11.12	$12.89	$12.07	$7.70	$12.14

Total Return[c]	(3.50%)	14.92%	70.53%	(31.09%)	1.80%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86,041	$172,443	$155,899	$50,299	$50,917

Ratios to average net assets:
Net investment income	6.92%	7.69%	8.49%	8.61%	6.90%
Total expenses	1.34%	1.28%	1.41%	1.45%	1.42%
Net expenses[d]	1.18%	1.14%	1.10%	1.14%	1.25%

Portfolio turnover rate	102%	77%	53%	29%	54%

B-Class	Year Ended December 31, 2011[f]	Year Ended December 31, 2010[f]	Year Ended December 31, 2009[f]	Year Ended December 31, 2008[f]	Year Ended December 31, 2007[f]
Per Share Data
Net asset value, beginning of period	$12.84	$12.05	$7.67	$12.09	$12.70

Income (loss) from investment operations:
Net investment income[a]	.92	1.00	.92	.92	.90
Net gain (loss) on investments (realized and unrealized)	(1.32)	.78	4.30	(4.46)	(.63)

Total from investment operations	(.40)	1.78	5.22	(3.54)	.27

Less distributions from:
Net investment income	(1.10)	(.99)	(.84)	(.88)	(.88)
Net realized gains	(.27)	—	—	—	—
Return of capital	—	—	— [b]	—	—

Total distributions	(1.37)	(.99)	(.84)	(.88)	(.88)

Net asset value, end of period	$11.07	$12.84	$12.05	$7.67	$12.09

Total Return[c]	(3.32%)	15.28%	71.07%	(30.90%)	2.09%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,777	$4,872	$6,996	$4,089	$3,027

Ratios to average net assets:
Net investment income	7.38%	8.01%	9.08%	9.05%	7.16%
Total expenses	1.10%	1.04%	1.19%	1.23%	1.18%
Net expenses[d]	0.94%	0.89%	0.85%	0.88%	1.00%

Portfolio turnover rate	102%	77%	53%	29%	54%

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	11

High Yield Fund
FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2007
Per Share Data
Net asset value, beginning of period	$12.97	$12.14	$7.73	$12.16	$12.76

Income (loss) from investment operations:
Net investment income[a]	.79	.87	.83	.83	.78
Net gain (loss) on investments (realized and unrealized)	(1.32)	.79	4.33	(4.49)	(.63)

Total from investment operations	(.53)	1.66	5.16	(3.66)	.15

Less distributions from:
Net investment income	(.97)	(.83)	(.75)	(.77)	(.75)
Net realized gains	(.27)	—	—	—	—
Return of capital	—	—	— [b]	—	—

Total distributions	(1.24)	(.83)	(.75)	(.77)	(.75)

Net asset value, end of period	$11.20	$12.97	$12.14	$7.73	$12.16

Total Return[c]	(4.30%)	14.07%	69.42%	(31.57%)	1.12%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,991	$10,264	$8,048	$5,865	$1,574

Ratios to average net assets:
Net investment income	6.32%	6.92%	8.11%	8.45%	6.16%
Total expenses	2.08%	2.04%	2.19%	2.28%	2.18%
Net expenses[d]	1.94%	1.89%	1.85%	1.87%	2.00%

Portfolio turnover rate	102%	77%	53%	29%	54%

Institutional Class		Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Period Ended December 31, 2008[e]
Per Share Data
Net asset value, beginning of period		$10.96	$10.47	$6.74	$10.00

Income (loss) from investment operations:
Net investment income[a]		.79	.86	.81	.38
Net gain (loss) on investments (realized and unrealized)		(1.12)	.68	3.76	(3.22)

Total from investment operations		(.33)	1.54	4.57	(2.84)

Less distributions from:
Net investment income		(1.10)	(1.05)	(.84)	(.42)
Net realized gains		(.27)	—	—	—
Return of capital		—	—	— [b]	—

Total distributions		(1.37)	(1.05)	(.84)	(.42)

Net asset value, end of period		$9.26	$10.96	$10.47	$6.74

Total Return[c]		(3.30%)	15.33%	71.18%	(28.96%)

Ratios/Supplemental Data
Net assets, end of period (in thousands)		$7,900	$2,785	$2,649	$811

Ratios to average net assets:
Net investment income		7.61%	7.99%	8.79%	9.51%
Total expenses		1.08%	1.02%	1.16%	1.33%
Net expenses[d]		0.95%	0.89%	0.85%	0.85%

Portfolio turnover rate		102%	77%	53%	29%

12	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

High Yield Fund
FINANCIAL HIGHLIGHTS (concluded)

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Distributions from return of capital are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]

Effective December 31, 2006, B-Class shares ceased charging 12b-1 fees in accordance with the FINRA (formerly NASD) sales cap limit. This fee will be reinstated when sales reach above the sales cap limit.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	13

MANAGER’S COMMENTARY (Unaudited)	December 31, 2011

U.S. INTERMEDIATE BOND FUND

To Our Shareholders:

For the fiscal year ended December 31, 2011, the U.S. Intermediate Bond Fund of the Security Income Fund gained 6.94%1, outperforming the benchmark Barclays Capital U.S. Intermediate Government/Credit Bond® Index* return of 5.80%.

The U.S. Intermediate Bond Fund primarily invests in a diversified portfolio of investment-grade debt securities and maintains a dollar-weighted average duration of 3 to 10 years. The Fund’s investment approach uses a bottom-up process in selecting asset classes and securities. We emphasize rigorous credit analysis and relative value in selecting securities. Credit analysis includes assessing factors such as an issuer’s management experience, cash flow, position in its market, capital structure and general economic and market factors. Relative-value analysis includes earnings growth, profitability trends, the issuer’s financial strength and valuation analysis. Relative valuation also compares the credit risk and yield of a security to that of other securities of the same or another asset class.

Composition of Portfolio Assets

At the end of the year, the Fund held 62% in corporate issues, 32% in U.S. Government securities. Other securities, such as asset-backed securities, preferred stock and cash constituted 6% of the portfolio.

U.S. Intermediate Bond Market Review

The bond market experienced a strong rally in 2011, as interest rates across the entire maturity spectrum declined significantly. The Federal Reserve staked out its position to keep the federal funds rate close to zero until 2013, which caused investors to buy longer assets to obtain higher yields. A flight to the safety of U.S. Treasuries due to the spreading European debt crisis also increased demand, despite the downgrading of U.S. credit quality from AAA to AA+. The 30-year U.S. Treasury bond declined 145 basis points in 2011, spearheading the bond market rally.

The intermediate Treasury portion of the Barclays index returned 6.57% in 2011, while the intermediate corporate sector returned 5.52%. Investment-grade bond issuance ran slightly ahead of the pace from 2010 at $874 billion.

Domestic economic fundamentals slowly began to improve late in the year. The four-week moving average for jobless claims fell to 373,250 for the week ended December 31, the lowest level since June, 2008. Also, the unemployment rate ended the year at 8.5%, down from 9.8% in November 2010. This improvement forms the basis for our 2012 outlook.

Outlook

The upcoming year will be filled with tremendous challenges, issues and opportunities for our portfolios. An evolving debt crisis in Europe, highlighted by the prospect of austerity and tighter fiscal integration, will play out through 2012 and beyond. In the United States, elections for president and many congressional seats will color the fiscal debate in which many tax breaks are set to expire after 2012. These political difficulties are offset by the relatively healthy economic fundamentals the U.S. economy is experiencing.

Our investment process examines the yield curve — the difference between yields on three-month and 10-year maturity Treasuries to project the economic landscape. Over the last thirty years, a yield curve with its current shape has typically produced GDP growth of 2.7% within three quarters, so we feel cautiously optimistic about U.S. growth prospects. Also, the Cleveland Federal Reserve places only a 6.5% chance of recession in the U.S. within the next twelve months, supporting our view. Because of this outlook, we will look to selectively add to our higher quality corporate bond holdings, recognizing the political risk inherent in 2012.

Thank you for your investment in the U.S. Intermediate Bond Fund. We recognize there are many investment fund alternatives available today and appreciate the confidence you place in us.

Sincerely,

Daniel W. Portanova, Portfolio Manager

The opinions and forecasts expressed are those of Daniel Portanova as of 12/31/2011, and may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and in the absence of such waivers, the performance quoted would be reduced.

Performance displayed represents past performance which is no guarantee of future results. Of course, fund performance is subject to daily market volatility and may be better or worse since the end of the last quarter. For up-to-date fund performance, call us at 800.820.0888 or visit www.rydex-sgi.com.

*	lndex is defined as follows:

Barclays Capital U.S. Intermediate Government/Credit Bond® Index – The index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at www.rydex-sgi.com or call 800.820.0888.

The referenced fund(s) are distributed by Rydex Distributors, LLC (RDL). Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC, which includes Security Investors, LLC and Guggenheim Partners Asset Management, the investment advisor to the referenced funds. Rydex Distributors, LLC, is affiliated with Guggenheim Partners, LLC and Security Investors, LLC.

14	THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	December 31, 2011
U.S. INTERMEDIATE BOND FUND

OBJECTIVE: Seeks to provide current income.

The Barclays Capital U.S. Intermediate Government/Credit Bond® Index is an unmanaged index that tracks U.S. dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year and less than 10 years.

The graph is based on A-Class shares only, performance for B-Class and C-Class shares will vary due to differences in fee structures.

Inception Dates:
A-Class	August 15, 1985
B-Class	October 19, 1993
C-Class	May 1, 2000

AVERAGE ANNUAL RETURNS*

Periods Ended 12/31/11

	1 Year	5 Year	10 Year
A-Class Shares	6.94%	2.66%	3.34%
A-Class Shares with sales charge†	1.83%	1.66%	2.83%
B-Class Shares	6.35%	1.88%	2.73%
B-Class Shares with CDSO‡	1.35%	1.53%	2.73%
C-Class Shares	6.32%	1.92%	2.60%
C-Class Shares with CDSC§	5.32%	1.92%	2.60%
Barclays Capital U.S. Intermediate Government/Credit Bond Index	5.80%	5.88%	5.20%

Portfolio Composition by Quality Rating

(Based on Standard and Poor’s Ratings)

Fixed Income Instruments
AA+	38.8%
A	13.0%
A+	11.7%
BBB+	9.5%
AA-	7.5%
A-	7.4%
BB+	4.3%
Other	7.5%
Other Instruments
Preferred Stocks	0.4%
Common Stock	0.0%

Total Investments	100.0%

The chart above reflects percentages of the value of total investments.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

*

The performance data represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Barclays Capital Intermediate U.S. Government/ Credit Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

†	Fund returns are calculated using the maximum sales charge of 4.75%.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT	15

SCHEDULE OF INVESTMENTS	December 31, 2011
U.S. Intermediate Bond Fund

	SHARES	VALUE
COMMON STOCKS† - 0.0%
CONSUMER STAPLES - 0.0%
Harry & David Holdings, Inc.*	7	$525

MATERIALS - 0.0%
Constar International Holdings LLC*,†††,1	68	—

Total Common Stocks (Cost $570)		525

PREFERRED STOCKS††† - 0.4%
Woodbourne Capital Trust l*,1,2,3,4,5	950,000	132,698
Woodbourne Capital Trust ll*,1,2,3,4,5	950,000	132,698
Woodbourne Capital Trust IV*,1,2,3,4,5	950,000	132,698
Woodbourne Capital Trust lll*,1,2,3,4,5	950,000	132,698
Constar International Holdings LLC*,[1]	7	—

Total Preferred Stocks (Cost $3,818,354)		530,792

	FACE AMOUNT
CORPORATE BONDS†† - 61.1%
FINANCIALS - 22.1%
JPMorgan Chase & Co.
4.65% due 06/01/14	$2,500,000	2,639,720
3.40% due 06/24/15	2,000,000	2,038,738
6.30% due 04/23/19	1,000,000	1,132,636
General Electric Capital Corp.
3.35% due 10/17/16	2,250,000	2,343,148
6.00% due 06/15/12	1,000,000	1,022,480
2.80% due 01/08/13	1,000,000	1,019,000
Ford Motor Credit Company LLC
7.00% due 04/15/15	2,500,000	2,687,500
5.00% due 05/15/18	1,000,000	1,002,593
BlackRock, Inc.
6.25% due 09/15/17	3,000,000	3,490,227
Merrill Lynch & Company, Inc.
5.30% due 09/30/15	3,000,000	2,883,024
Standard Chartered plc
6.40%[2,3,4,5]	3,250,000	2,646,741
New York Life Global Funding
2.45% due 07/14/16[4,5]	1,500,000	1,537,071
Kaupthing Bank HF
3.49% due 01/15/10[4,5,6]	5,000,000	1,237,500
Wells Fargo & Co.
4.37% due 01/31/13	1,000,000	1,033,501
Citigroup, Inc.
6.37% due 08/12/14	500,000	524,760
4.75% due 05/19/15	500,000	506,380
RenaissanceRe Holdings Ltd.
5.87% due 02/15/13	1,000,000	1,027,196
Berkshire Hathaway Finance Corp.
4.75% due 05/15/12	1,000,000	1,013,900
USAA Capital Corp.
1.05% due 09/30/14[4,5]	500,000	498,492
Residential Capital LLC
8.50% due 06/01/12	350,000	217,000
TIG Holdings, Inc.
8.59% due 01/15/27[4,5]	34,000	28,900

Total Financials		30,530,507

CONSUMER DISCRETIONARY - 12.0%
Omnicom Group, Inc.
6.25% due 07/15/19	4,000,000	4,559,804
Rensselaer Polytechnic Institute
5.60% due 09/01/20	3,000,000	3,376,230
Walt Disney Co.
1.35% due 08/16/16	3,000,000	3,008,301
Johns Hopkins University
5.25% due 07/01/19	2,000,000	2,378,140
Ford Motor Credit Co. LLC
3.87% due 01/15/15	2,000,000	1,992,536
Starbucks Corp.
6.25% due 08/15/17	1,000,000	1,187,294
Affinia Group, Inc.
9.00% due 11/30/14	30,000	29,700

Total Consumer Discretionary		16,532,005

INFORMATION TECHNOLOGY - 8.4%
Intel Corp.
1.95% due 10/01/16	3,000,000	3,084,051
Texas Instruments, Inc.
2.37% due 05/16/16	2,750,000	2,864,595
Google, Inc.
1.25% due 05/19/14	2,500,000	2,537,620
Microsoft Corp.
2.95% due 06/01/14	1,000,000	1,062,272
Broadcom Corp.
2.37% due 11/01/15	1,000,000	1,023,647
eBay, Inc.
1.62% due 10/15/15	1,000,000	1,006,850

Total Information Technology		11,579,035

HEALTH CARE - 6.6%
Wyeth
5.50% due 03/15/13	2,000,000	2,114,206
Novartis Securities Investment Ltd.
5.12% due 02/10/19	1,500,000	1,762,878
GlaxoSmithKline Capital, Inc.
4.85% due 05/15/13	1,500,000	1,587,490
Medtronic, Inc.
3.00% due 03/15/15	1,500,000	1,584,038
AstraZeneca plc
5.90% due 09/15/17	1,250,000	1,509,878
Baxter International, Inc.
1.85% due 01/15/17	500,000	503,886

Total Health Care		9,062,376

16	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

SCHEDULE OF INVESTMENTS (continued)	December 31,2011
U.S. Intermediate Bond Fund

	FACE AMOUNT	VALUE
CONSUMER STAPLES - 4.4%
Coca-Cola Co.
1.80% due 09/01/16	$2,000,000	$2,034,304
General Mills, Inc.
5.25% due 08/15/13	1,000,000	1,068,678
5.70% due 02/15/17	800,000	937,326
Brown-Forman Corp.
5.00% due 02/01/14	1,000,000	1,077,616
Colgate-Palmolive Co.
1.30% due 01/15/17	1,000,000	993,327

Total Consumer Staples		6,111,251

MATERIALS - 3.6%
Sherwin-Williams Co.
3.12% due 12/15/14	2,500,000	2,634,317
Praxair, Inc.
5.20% due 03/15/17	1,050,000	1,211,230
4.62% due 03/30/15	1,000,000	1,103,830
Georgia-Pacific LLC
8.00% due 01/15/24	51,000	65,387
Mosaic Global Holdings, Inc.
7.37% due 08/01/18	18,000	21,489
Constar International, Inc
11.00% due 12/31/17[4]	4,934	7,023

Total Materials		5,043,276

UTILITIES - 2.2%
American Water Capital Corp.
6.08% due 10/15/17	2,000,000	2,326,492
Oncor Electric Delivery Company LLC
6.37% due 01/15/15	300,000	342,804
Duke Energy Ohio, Inc.
5.70% due 09/15/12	300,000	310,087
Allegheny Energy Supply Company LLC
8.25% due 04/15/12[4,5]	65,000	66,174

Total Utilities		3,045,557

INDUSTRIALS - 0.8%
United Parcel Service, Inc.
3.12% due 01/15/21	1,000,000	1,060,798
Legrand France S.A.
8.50% due 02/15/25	20,000	24,446
Geo Specialty Chemicals
7.50% due 03/31/15†††,1	11,056	5,528

Total Industrials		1,090,772

TELECOMMUNICATION SERVICES - 0.6%
AT&T, Inc.
4.85% due 02/15/14	700,000	754,509
5.35% due 09/01/40	41,000	46,121
Nortel Networks Ltd.
6.88% due 09/01/23[6]	31,000	17,825
AT&T Corp.
8.00% due 11/15/31	2,000	2,825

Total Telecommunication Services		821,280

ENERGY - 0.4%
Statoil ASA
2.90% due 10/15/14	500,000	524,688
Williams Companies, Inc.
8.75% due 03/15/32	12,000	15,723

Total Energy		540,411

Total Corporate Bonds (Cost $84,310,200)		84,356,470

U.S. GOVERNMENT SECURITIES† - 32.2%
U.S. Treasury Notes
1.88% due 06/30/15	5,000,000	5,239,060
2.75% due 02/28/13	5,000,000	5,148,045
2.75% due 02/15/19	4,000,000	4,380,936
2.25% due 07/31/18	3,500,000	3,722,579
2.38% due 03/31/16	3,000,000	3,212,577
3.50% due 05/31/13	3,000,000	3,138,282
0.63% due 07/15/14	3,000,000	3,023,202
0.50% due 08/15/14	3,000,000	3,013,593
1.75% due 05/31/16	2,500,000	2,614,257
1.50% due 08/31/18	2,500,000	2,536,523
0.12% due 09/30/13	2,500,000	2,495,020
2.13% due 02/29/16	2,000,000	2,121,876
3.50% due 05/15/20	1,500,000	1,725,586
2.13% due 05/31/15	1,000,000	1,055,703
2.12% due 08/15/21	1,000,000	1,025,625

Total U.S. Government Securities (Cost $42,918,578)		44,452,864

MORTGAGE BACKED SECURITIES†† - 2.1%
Countrywide Alternative Loan Trust 2005-30CB,
0.59% due 08/25/35[2]	1,959,253	1,346,352
Master Adjustable Rate Mortgages Trust 2003-5,
1.96% due 11/25/33[2]	1,224,876	940,940
Homebanc Mortgage Trust
2006-1, 2.46% due 04/25/37[2]	712,751	411,462
Chase Mortgage Finance Corp.
2005-A1 2A2,
2.81% due 12/25/35[2]	138,982	133,673
JP Morgan Mortgage Trust
2006-A3, 2.78% due 04/25/36 [2]	53,877	34,451
Ginnie Mae I #518436,
7.25% due 09/15/29	17,458	20,428
Fannie Mae FNR 1990-108 G,
7.00% due 09/25/20[7]	15,043	16,816
Ginnie Mae II G2 1849,
8.50% due 08/20/24	2,410	2,928

Total Mortgage Backed Securities (Cost $4,125,558)		2,907,050

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS (concluded)	December 31, 2011
U.S. Intermediate Bond Fund

	FACE AMOUNT	VALUE
CONVERTIBLE BONDS†† - 0.7%
INFORMATION TECHNOLOGY - 0.7%
International Business Machines Corp. 2.90% due 11/01/21	$1,000,000	$1,030,844

Total Convertible Bonds (Cost $990,785)		1,030,844

ASSET BACKED SECURITIES†† - 0.4%
Credit-Based Asset Servicing and Securitization LLC 0.55% due 08/25/35[2]	417,290	385,253
Residential Asset Mortgage Products, Inc. 0.56% due 07/25/35[2]	149,504	147,613

Total Asset Backed Securities (Cost $566,794)		532,866

Total Investments - 96.9% (Cost $136,730,839)		$133,811,411

Cash & Other Assets, Less Liabilities - 3.1%		4,216,225

Total Net Assets - 100.0%		$138,027,636

*	Non-income producing security.
†	Value determined based on Level 1 inputs, except otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, except otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Illiquid security.
[2]	Variable rate security. Rate indicated is rate effective at December 31, 2011.
[3]	Perpetual maturity.
[4]	Security was acquired through a private placement.
[5]	Security is a 144A or Section 4(2) security. The total market value of 144A or Section 4(2) securities is $6,545,670 (cost $14,136,804), or 4.7% of total net assets.
[6]	Security is in default of interest and/or principal obligations.
[7]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.

plc — Public Limited Company

18	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

U.S. Intermediate Bond Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2011

ASSETS:
Investments, at value (cost $136,730,839)	$133,811,411
Cash	3,193,407
Prepaid expenses	18,704
Receivables:
Interest	1,189,276
Fund shares sold	27,902
Investment advisor	23,738

Total assets	138,264,438

LIABILITIES:
Payable for:
Management fees	58,035
Fund shares redeemed	51,117
Distribution and service fees	46,715
Transfer agent/maintenance fees	26,951
Fund accounting/administration fees	11,027
Directors’ fees*	159
Miscellaneous	42,798

Total liabilities	236,802

NET ASSETS	$138,027,636

NET ASSETS CONSIST OF:
Paid in capital	$176,814,590
Distributions in excess of net investment income	(851,755)
Accumulated net realized loss on investments	(35,015,771)
Net unrealized depreciation on investments	(2,919,428)

Net assets	$138,027,636

A-CLASS:
Net assets	$108,999,265
Capital shares outstanding	6,261,575
Net asset value per share	$17.41

Maximum offering price per share (Net asset value divided by 95.25%)	$18.28

B-CLASS:
Net assets	$6,993,341
Capital shares outstanding	403,824
Net asset value per share	$17.32

C-CLASS:
Net assets	$22,035,030
Capital shares outstanding	1,272,878
Net asset value per share	$17.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2011

INVESTMENT INCOME:
Dividends	$104,901
Interest	4,512,799

Total investment income	4,617,700

EXPENSES:
Management fees	672,275
Transfer agent/maintenance fees	256,356
Distribution and service fees:
A-Class	264,962
B-Class	87,360
C-Class	197,343
Fund accounting/administration fees	127,731
Directors’ fees*	10,883
Tax fees	9,622
Custodian fees	6,958
Miscellaneous	130,504

Total expenses	1,763,994

Less:
Expenses waived by Advisor	(204,999)

Net expenses	1,558,995

Net investment income	3,058,705

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	4,283,027

Net realized gain	4,283,027

Net change in unrealized appreciation (depreciation) on:
Investments	1,480,670

Net change in unrealized appreciation (depreciation)	1,480,670

Net realized and unrealized gain	5,763,697

Net increase in net assets resulting from operations	$8,822,402

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	19

U.S. Intermediate Bond Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended, December 31, 2011	Year Ended December 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,058,705	$3,354,552
Net realized gain (loss) on investments	4,283,027	(1,425,092)
Net change in unrealized appreciation (depreciation) on investments	1,480,670	6,391,626

Net increase in net assets resulting from operations	8,822,402	8,321,086

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
A-Class	(2,826,791)	(3,010,728)
B-Class	(163,490)	(282,445)
C-Class	(387,040)	(405,564)

Total distributions to shareholders	(3,377,321)	(3,698,737)

CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares
A-Class	39,286,253	32,323,949
B-Class	818,444	2,153,480
C-Class	10,055,180	2,582,850
Distributions reinvested
A-Class	2,735,299	2,903,981
B-Class	159,803	270,472
C-Class	350,390	370,264
Cost of shares redeemed
A-Class	(39,246,016)	(41,677,320)
B-Class	(5,993,615)	(7,560,830)
C-Class	(8,456,927)	(5,179,317)

Net decrease from capital share transactions	(291,189)	(13,812,471)

Net increase (decrease) in net assets	5,153,892	(9,190,122)

NET ASSETS:
Beginning of year	132,873,744	142,063,866

End of year	$138,027,636	$132,873,744

Distributions in excess of net investment income at end of year	$(851,755)	$(864,934)

CAPITAL SHARE ACTIVITY:
Shares sold
A-Class	2,274,433 [1]	1,940,859 [1]
B-Class	47,365 [1]	129,563 [1]
C-Class	585,456 [1]	155,695 [1]
Shares issued from reinvestment of distributions
A-Class	159,535 [1]	173,815 [1]
B-Class	9,396 [1]	16,269 [1]
C-Class	20,540 [1]	22,260 [1]
Shares redeemed
A-Class	(2,276,378)[1]	(2,492,351)[1]
B-Class	(352,073)[1]	(455,334)[1]
C-Class	(493,586)[1]	(311.559)[1]

Net decrease in shares	(25,312)[1]	(820,783)[1]

[1]	The share activity for the year ended December 31, 2010 and the period January 1, 2011 through April 8, 2011 has been restated to reflect 1:4 reverse share split effective April 8, 2011 — See Note 6.

20	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

U.S. Intermediate Bond Fund

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended December 31, 2011[d]	Year Ended December 31, 2010[d]	Year Ended December 31, 2009[d]	Year Ended December 31, 2008[d]	Year Ended December 31, 2007[d]
Per Share Data
Net asset value, beginning of period	$16.71	$16.20	$15.12	$17.96	$18.36

Income (loss) from investment operations:
Net investment income[a]	.42	.40	.48	.80	.84
Net gain (loss) on investments (realized and unrealized)	.74	.59	1.12	(2.76)	(.40)

Total from investment operations	1.16	.99	1.60	(1.96)	.44

Less distributions from:
Net investment income	(.46)	(.48)	(.52)	(.88)	(.84)

Total distributions	(.46)	(.48)	(.52)	(.88)	(.84)

Net asset value, end of period	$17.41	$16.71	$16.20	$15.12	$17.96

Total Return[b]	6.94%	6.11%	10.63%	(11.33%)	2.43%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$108,999	$101,971	$104,972	$48,201	$62,220

Ratios to average net assets:
Net investment income	2.43%	2.51%	3.04%	4.80%	4.71%
Total expenses	1.15%	1.21%	1.31%	1.23%	1.12%
Net expenses[c]	1.00%	0.98%	0.95%	0.95%	0.95%

Portfolio turnover rate	43%	39%	89%	34%	41%

B-Class	Year Ended December 31, 2011[d]	Year Ended December 31, 2010[d]	Year Ended December 31, 2009[d]	Year Ended December 31, 2008[d]	Year Ended December 31, 2007[d]
Per Share Data
Net asset value, beginning of period	$16.62	$16.12	$15.04	$17.88	$18.28

Income (loss) from investment operations:
Net investment income[a]	.29	.28	.36	.68	.72
Net gain (loss) on investments (realized and unrealized)	.74	.54	1.12	(2.80)	(.40)

Total from investment operations	1.03	.82	1.48	(2.12)	.32

Less distributions from:
Net investment income	(.33)	(.32)	(.40)	(.72)	(.72)

Total distributions	(.33)	(.32)	(.40)	(.72)	(.72)

Net asset value, end of period	$17.32	$16.62	$16.12	$15.04	$17.88

Total Return[b]	6.35%	5.08%	9.87%	(12.06%)	1.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,993	$11,619	$16,249	$6,281	$9,167

Ratios to average net assets:
Net investment income	1.72%	1.76%	2.31%	4.04%	3.97%
Total expenses	1.92%	1.95%	2.06%	1.98%	1.87%
Net expenses[c]	1.75%	1.73%	1.70%	1.70%	1.70%

Portfolio turnover rate	43%	39%	89%	34%	41%

See Notes to Financial Statements.	THE GUGGENHEIM FUNDS ANNUAL REPORT	21

U.S. Intermediate Bond Fund

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended December 31, 2011[d]	Year Ended December 31, 2010[d]	Year Ended December 31, 2009[d]	Year Ended December 31, 2008[d]	Year Ended December 31, 2007[d]
Per Share Data
Net asset value, beginning of period	$16.62	$16.12	$15.04	$17.84	$18.24

Income (loss) from investment operations:
Net investment income[a]	.29	.28	.36	.68	.72
Net gain (loss) on investments (realized and unrealized)	.73	.54	1.12	(2.76)	(.40)

Total from investment operations	1.02	.82	1.48	(2.08)	.32

Less distributions from:
Net investment income	(.33)	(.32)	(.40)	(.72)	(.72)

Total distributions	(.33)	(.32)	(.40)	(.72)	(.72)

Net asset value, end of period	$17.31	$16.62	$16.12	$15.04	$17.84

Total Return[b]	6.32%	5.05%	9.85%	(11.85%)	1.68%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,035	$19,284	$20,843	$3,256	$3,906

Ratios to average net assets:
Net investment income	1.68%	1.76%	2.28%	4.05%	3.96%
Total expenses	1.90%	1.96%	2.05%	1.98%	1.87%
Net expenses[c]	1.75%	1.73%	1.70%	1.70%	1.70%

Portfolio turnover rate	43%	39%	89%	34%	41%

[a]	Net investment income per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Net expense information reflects the expense ratios after expense reimbursements.
[d]

Per share amounts for the years ended December 31, 2007-December 31, 2010 and the period January 1, 2011 through April 8, 2011 have been restated to reflect 1:4 reverse share split effective April 8, 2011.

22	THE GUGGENHEIM FUNDS ANNUAL REPORT	See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.	Organization and Significant Accounting Policies

Organization

Security Income Fund (the “Trust”) is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a non-diversified open-ended management investment company of the series type. The Trust is authorized to issue an unlimited number of shares. The shares of the Trust are currently issued in multiple series, with each series, in effect, representing a separate fund. The Trust accounts for the assets of each fund separately.

The Trust offers four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value (the “NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 12 months of purchase. B-Class shares are offered without a front-end sales charge, but are subject to a contingent deferred sales charge for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

At December 31, 2011, the Income Fund consisted of five separate funds. This report covers the High Yield Fund and U.S. Intermediate Bond Fund (the “Funds”).

Guggenheim Investments (“Gl”) provides advisory, administrative and accounting services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Funds. Rydex Distributors, LLC (“RDL”) acts as principal underwriter to the Funds. Gl, RFS and RDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Security Valuation – Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business. Other debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker/dealer-supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury benchmarks, yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition and repurchase agreements are valued at amortized cost, which approximates market value.

The senior floating rate interests (loans) in which the High Yield Fund invests are not listed on any securities exchange or board of trade. Accordingly, determinations of the value of loans may be based on infrequent and dated trades. Typically loans are valued using information provided by an independent third party pricing service which uses broker quotes in a non-active market, or price derived from significant observable inputs and is also compared to broker quote (matrixed). If the pricing service cannot or does not provide a valuation for a particular loan or such valuation is deemed unreliable, such loan is fair valued by the Valuation Committee. In determining fair value, consideration is given to several factors, which may include, among others, one or more of the following: the fundamental business data relating to the issuer or borrower; an evaluation of the forces which influence the market in which these loans are purchased and sold; type of holding; financial statements of the borrower; cost at date of purchase; size of holding; credit worthiness and cash flow of issuer; information as to any transactions in, or offers for, the holding; price and

THE GUGGENHEIM FUNDS ANNUAL REPORT	23

NOTES TO FINANCIAL STATEMENTS (continued)

extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies; coupon payments; quality, value and salability of collateral securing the loan; business prospects of the issuer/borrower, including any ability to obtain money or resources from a parent or affiliate; the portfolio manager’s and/or the market’s assessment of the borrower’s management; prospects for the borrower’s industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; borrower’s competitive position within the industry; borrower’s ability to access additional liquidity through public and/or private markets; and other relevant factors.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) using general information as to how these securities and assets trade; and (ii) using other information and considerations, including current values in related markets.

B. Senior Interests – Senior loans in which the Fund invests generally pay interest based on rates which are periodically adjusted by reference to a base short-term, floating rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The interest rate indicated is the rate in effect at December 31, 2011.

C. Security Transactions and Investment Income – Security transactions are accounted for on the date the securities are purchased or sold (trade date). Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into by the Fund. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including the amortization of premiums and accretion of discounts on debt securities. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

D. Securities Purchased on a When-Issued or Delayed Delivery Basis – The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

E. Expenses – Expenses that are directly related to one of the Funds are charged directly to that Fund. Other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets. Class specific expenses, such as 12b-1 fees, are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to each respective class in proportion to the relative net assets of each class.

F. Distributions to Shareholders – The Funds declare and pay dividends from net investment income monthly and distribute any net realized gains, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

G. Earnings Credits – Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended December 31, 2011, there were no earnings credits received.

H. Indemnifications – Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

24	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

2.	Management Fees and Other Transactions with Affiliates

Under the terms of an investment advisory contract, the Funds pay Gl investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds for the year ended December 31, 2011:

Fund	Management Fees (as a % of net assets)
High Yield Fund	0.60%
U.S. Intermediate Bond Fund	0.50%

Gl also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, Gl receives the following:

Fund	Administration Fees (as a % of net assets)
High Yield Fund	0.095%
U.S. Intermediate Bond Fund	0.095%
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS is paid the following for providing transfer agent services to the Funds:

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

Prior to February 21, 2011, the Investment Manager served as the Funds’ transfer agent.

The investment advisory contracts for the Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under generally accepted accounting principles). The limits are listed below:

	Limit	Effective Date	Contract End Date
High Yield Fund – A-Class	1.16%	05/01/10	05/01/13
High Yield Fund – B-Class	1.91%	05/01/10	05/01/13
High Yield Fund – C-Class	1.91%	05/01/10	05/01/13
High Yield Fund – Institutional Class	0.91%	05/01/10	05/01/13
U.S. Intermediate Bond Fund – A-Class	1.00%	05/01/10	05/01/13
U.S. Intermediate Bond Fund – B-Class	1.75%	05/01/10	05/01/13
U.S. Intermediate Bond Fund – C-Class	1.75%	05/01/10	05/01/13

Gl is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At December 31, 2011, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Fees Waived	Expires In
High Yield Fund	$233,763	2014
	256,698	2013
	328,117	2012

	$818,578

U.S. Intermediate Bond Fund	$204,999	2014
	319,988	2013
	459,405	2012

	$984,392

For the year ended December 31, 2011, no amounts were recouped by Gl.

The Funds have adopted distribution plans related to the offering of A-Class, B-Class and C-Class shares. Each such distribution plan has been adopted pursuant to Rule 12b-1 of the Investment Company Act of 1940. The plans provide for payments to RDL at an annual rate of 0.25% of the average daily net assets of A-Class Shares of each Fund and 1.00% of the average daily assets of B-Class and C-Class shares. Effective December 1, 2006, B-Class shares of the High Yield Fund ceased charging 12b-1 fees in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

THE GUGGENHEIM FUNDS ANNUAL REPORT	25

NOTES TO FINANCIAL STATEMENTS (continued)

RDL retained underwriting commissions during the year ended December 31, 2011, on sales of shares after allowances to brokers and dealers in the following amounts:

Fund	Rydex Distributors Underwriting Commissions
High Yield Fund	$18,866
U.S. Intermediate Bond Fund	18,709

Certain officers and directors of the Fund are also officers and/or directors of Security Benefit Life Insurance Company, a subsidiary of Security Benefit Corporation, and its affiliates, which include Gl and RDL.

At December 31, 2011, Security Benefit Corporation and its subsidiaries owned over five percent of the outstanding shares of the Funds, as follows:

Fund	Percent of outstanding shares owned
High Yield Fund	10.07%
U.S. Intermediate Bond Fund	14.97%

3.	Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all net investment income and capital gains sufficient to relieve them from all or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years (fiscal years 2008-2011), and has concluded that no provision for income tax is required in the Funds’ financial statements.

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes are generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addresses capital loss carryforwards. Funds will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended December 31, 2011, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
High Yield Fund	$11,464,583	$2,494,091	$13,958,674
U.S. Intermediate Bond Fund	3,377,321	—	3,377,321

The tax character of distributions paid during the year ended December 31, 2010, was as follows:

	Ordinary Income	Long-Term Capital Gain	Total Distributions
High Yield Fund	$13,332,049	$—	$13,332,049
U.S. Intermediate Bond Fund	3,698,737	—	3,698,737

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

26	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributable earnings/(accurnulated losses) at December 31, 2011, was as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Distributable Earnings/(Deficit)
High Yield Fund	$44,507	$248	$—	$(4,480,992)	$(4,436,237)
U.S. Intermediate Bond Fund	129,817	—	(35,015,771)	(3,901,000)	(38,786,954)

*	The Fund had net capital loss carryovers as identified below.
**	Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses and bond discount accretion.

For the year, the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below:

	Capital Loss Carryovers Utilized	Capital Loss Carryovers Expired	Remaining Capital Loss Carryovers	Expires In
High Yield Fund	$2,100,281	$—	$—	2017

	$2,100,281	$—	$—

U.S. Intermediate Bond	$291,583	$—	$—	2011
	453,684	—	1,770,802	2012
	—	—	2,390,407	2013
	1,213,966	—	673,661	2014
	447,910	—	2,459,175	2015
	1,544,089	—	8,263,622	2016
	—	—	17,929,397	2017
	—	—	1,528,707	2018

	$3,951,232	$—	$35,015,771

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to post-October losses, losses deferred due to wash sales, foreign currency gains and losses, and the “mark-to-market” of certain passive foreign investment companies (PFICs) for tax purposes. Additional differences may result from the tax treatment of net investment losses and expired capital loss carryforwards. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

On the Statements of Assets and Liabilities, the following reclassifications were made for permanent book/tax differences:

	Net Realized Gain (Loss)	Undistributed Net Investment Income	Paid-in Capital
High Yield Fund	$(331,812)	$331,812	$—
U.S. Intermediate Bond Fund	(331,795)	331,795	—

At December 31, 2011, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Loss
High Yield Fund	$107,061,328	$4,396,537	$(8,888,529)	$(4,491,992)
U.S. Intermediate Bond Fund	137,712,411	5,915,680	(9,816,680)	(3,901,000)

4.	Fair Value Measurement

In accordance with U.S. generally accepted accounting principles, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value

THE GUGGENHEIM FUNDS ANNUAL REPORT	27

NOTES TO FINANCIAL STATEMENTS (continued)

measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1	—	quoted prices in active markets for identical securities.

Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at December 31, 2011:

Fund	Level 1 Investments In Securities	Level 2 Investments In Securities	Level 3 Investments In Securities	Total
Assets
High Yield Fund	$342,812	$101,395,213	$831,311	$102,569,336
U.S. Intermediate Bond Fund	44,453,389	88,821,702	536,320	133,811,411

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The Funds recognize transfers between the levels as of the beginning of the period. As of December 31, 2011, High Yield Fund had securities with a total value of $619,875 transfer from Level 3 to Level 2 and a total value of $21,240 transferred from Level 3 to Level 1. The fair market values of these securities were adjusted due to quoted prices in active markets or significant observable inputs becoming available. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2011:

LEVEL 3 - Fair value measurement using

significant unobservable inputs

Total
High Yield Fund
ASSETS:
Beginning Balance	$1,718,746
Total realized gains or losses included in earnings	—
Total unrealized gains or losses included in earnings	(9,690)
Settlements	(236,630)
Transfers out of Level 3	(641,115)

Ending Balance	$831,311

Total
U.S. Intermediate Bond Fund
ASSETS:
Beginning Balance	$745,232
Total unrealized gains or losses included in earnings	(208,912)

Ending Balance	$536,320

The total change in unrealized gains or losses included on the Statements of Operations attributable to Level 3 investments still held at December 31, 2011 was $(10,284) for the High Yield Fund and $(208,912) for the U.S. Intermediate Bond Fund.

28	THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

5.	Securities Transactions

For the year ended December 31, 2011, the cost of purchases and proceeds from sales of investment securities, excluding short-term and temporary cash investments and government securities, were:

	Purchases	Sales
High Yield Fund	$135,078,213	$180,582,111
U.S. Intermediate Bond Fund	25,589,696	30,265,906

During the year ended December 31, 2011, purchases and sales of government securities, excluding short-term investments were:

	Purchases	Sales
High Yield Fund	$—	$—
U.S. Intermediate Bond Fund	31,900,859	25,812,715

6.	Reverse Share Split

Effective April 8, 2011, the U.S. Intermediate Bond Fund underwent a 1-for-4 reverse share split. The effect of this transaction was to divide the number of outstanding shares of the Fund by 4, resulting in a corresponding increase in the net asset value per share. The capital share activity presented in the statement of changes in net assets for each of the two years in the period then ended, and the per share data in the financial highlights for each of the years in the five-year period then ended have been given retroactive effect to reflect these reverse share splits. There were no changes in net assets, results of operations or total return as a result of these transactions.

THE GUGGENHEIM FUNDS ANNUAL REPORT	29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

Security Income Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of High Yield Fund and U.S. Intermediate Bond Fund (two of the series comprising the Security Income Fund) (the “Funds”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, brokers, and agent banks or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 29, 2012

30	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Tax Information

In accordance with the provisions of the Internal Revenue Code, the percentage of ordinary income distributions (including short-term capital gains) attributable to the fiscal year ended December 31, 2011 which qualify for the dividends received deduction for corporate shareholders is as follows:

U.S. Intermediate Bond Fund	3%

Certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended December 31, 2011, taxed at the maximum rate of 15% is as follows:

U.S. Intermediate Bond Fund	3%

Additional information for foreign shareholders only:

For the year ended December 31, 2011, the following ordinary distributions paid qualified as interest related dividends under the Internal Revenue Code Section 871(k)(1)(C):

High Yield Fund	91%
U.S. Intermediate Bond Fund	91%

For the year ended December 31, 2011, the Funds hereby designate as capital gain dividends the amounts listed below:

High Yield Fund	$2,494,091

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended September 30 is available without charge, upon request, by calling 1.800.820.0888. The proxy statement information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

At a special meeting of shareholders held on December 13, 2011, the shareholders of the Funds approved a new investment advisory agreement between Security Income Fund and Security Investors, LLC. A description of the number of shares voted is as follows:

Fund	Shares For	Shares Against	Shares Abstained
High Yield Fund	3,977,723	26,239	54,453
U.S. Intermediate Bond Fund	4,347,393	39,891	58,627

At a special meeting of shareholders held on December 13, 2012, the shareholders of the Funds also voted on whether to approve the election of nominees to the Board of Directors. A description of the number of shares voted is as follows:

Donald C. Cacciapaglia
For	4,561,068
Withhold	152,251
Total	4,713,319

Jerry B. Farley
For	4,566,609
Withhold	146,710
Total	4,713,319

Maynard F. Oliverius
For	4,559,050
Withhold	154,269
Total	4,713,319

Donald A. Chubb, Jr.
For	4,561,415
Withhold	151,904
Total	4,713,319

Richard M. Goldman
For	4,564,588
Withhold	148,731
Total	4,713,319

Harry W. Craig, Jr.
For	4,562,606
Withhold	150,713
Total	4,713,319

Penny A. Lumpkin
For	4,553,420
Withhold	159,899
Total	4,713,319

THE GUGGENHEIM FUNDS ANNUAL REPORT	31

OTHER INFORMATION (Unaudited) (continued)

Quarterly Portfolio Schedules Information

Each of the Guggenheim Funds files a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Forms N-Q of each such Fund are available on the Commission’s website at www.sec.gov. The Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The portfolio holdings of each of the Guggenheim Funds are available on their website, www.rydex-sgi.com or by calling 1.800.888.2461.

A description of the policies and procedures that the Guggenheim Funds use to determine how to vote proxies relating to portfolio securities is available upon request, free of charge by calling 1.800.888.2461, or accessing the U.S. Securities and Exchange Commission website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

The statement of additional information (“SAI”) includes additional information about the Funds’ Directors and is available upon request without charge by calling 1.800.888.2461.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

Guggenheim Transaction

On September 20, 2011, Guggenheim Capital, LLC agreed to purchase the indirect holding company of Security Investors, LLC, the Fund’s investment manager (the “Investment Manager”) (the “Transaction”). Guggenheim Capital, LLC’s subsidiary, Guggenheim Partners, LLC (“Guggenheim”), is a global, independent, privately-held, diversified financial services firm with more than 1,500 dedicated professionals.

The Transaction should not result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The parties expect the Transaction to be completed in early 2012. However, it is subject to various conditions, and could be delayed or even terminated due to unforeseen circumstances.

In anticipation of the Transaction, the Board of Directors of the Funds (the “Board”) called a special meeting of shareholders (the “Meeting”), at which shareholders of the Funds of record as of October 3, 2011 were asked to consider the approval of a new investment management agreement between the Fund and the Investment Manager (the “New Agreement”). This approval was necessary because, under the Investment Company Act of 1940 (the “1940 Act”), the Transaction could result in the termination of the Funds’ current investment management agreement with the Investment Manager (the “Current Agreement”). The Funds’ shareholders approved the New Agreement, the terms of which are substantially identical to the corresponding Current Agreement, except with respect to the date of execution, and the New Agreements will take effect if the Transaction is completed.

Election of Board Members

The Board have also approved a proposal to elect seven individuals to the Board. The Board proposed the election of the following nominees: Donald C. Cacciapaglia, Donald A. Chubb, Jr., Harry W. Craig, Jr., Jerry B. Farley, Richard M. Goldman, Penny A. Lumpkin and Maynard F. Oliverius. Each of the nominees, other than Mr. Cacciapaglia, currently serves as a Director. In connection with the Transaction, the Board believes that expanding the Board to include Mr. Cacciapaglia, who is a member of senior management of Guggenheim’s investment management business, and who would serve on other boards in the Guggenheim Investments family of funds, would be beneficial to the Funds and their shareholders. However, for regulatory and governance reasons the term of Mr. Cacciapaglia, an “interested person” (as that term is defined for regulatory purposes), would not be effective until an additional non-interested Director is also appointed (or the balance is otherwise maintained). This search for an additional noninterested Director is still underway.

32	THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited) (continued)

Board Considerations in Approving the Investment Advisory Agreements

At an in-person meeting of the Board of Directors of Security Income Fund held August 10, 2011, called for the purpose of, among other things, voting on the approval of investment advisory agreements applicable to the High Yield and U.S. Intermediate Bond series of the Security Income Fund (collectively, the “Funds”), Security Income Fund’s Board of Directors (the “Board”), including the independent Directors, unanimously approved the investment advisory agreement between Security Income Fund and Security Investors, LLC (referred to herein as the “Adviser”).

At an in-person meeting of the Board held August 16, 2011, the Board also considered new investment advisory agreements (the “New Advisory Agreements”) that were required as a result of a proposed change in the corporate ownership structure of the Adviser (the “Transaction”). The Investment Company Act of 1940 (the “1940 Act”), the law that regulates mutual funds, including the Funds, requires that a fund’s investment advisory agreement terminate whenever there is deemed to be a “change in control” of the investment adviser. The change in the corporate ownership structure of the Adviser could potentially be deemed to constitute a “change in control” (as this term is used for regulatory purposes) of the Adviser. Before an investment advisory agreement terminates, a new investment advisory agreement must be in effect in order for the investment adviser to continue to manage the fund’s investments. For that reason, the Board was asked to approve the New Advisory Agreements for the Funds.

At the meeting of August 16, 2011, the Board considered the New Advisory Agreements, pursuant to which, subject to approval by each Fund’s shareholders of the New Advisory Agreements, the Adviser would continue to serve each Fund as investment adviser after the completion of the Transaction. At the meeting, the Board considered information about the Transaction and voted in favor of the New Advisory Agreements.

In reaching the conclusion to approve the New Advisory Agreements, the Directors requested and obtained from the Adviser such information as the Directors deemed reasonably necessary to evaluate the proposed agreements. The Directors carefully evaluated this information and were advised by legal counsel with respect to their deliberations.

Prior to the Board meetings on August 10, 2011 and August 16, 2011, representatives of Guggenheim Capital informed the Board of the Transaction. With respect to the Transaction, the Board reviewed materials received from Guggenheim Capital, including information relating to the terms of the Transaction. The Board also reviewed information regarding Guggenheim Capital, including, but not limited to: (a) certain representations concerning Guggenheim Capital’s financial condition, (b) information regarding the new proposed ownership structure and its possible effect on shareholders, (c) information regarding the consideration to be paid by Guggenheim Capital, and (d) potential conflicts of interest.

In considering the New Advisory Agreements, the Board determined that the agreements would enable shareholders of the Funds to continue to obtain high quality services at a cost that is appropriate, reasonable, and in the best interests of their shareholders. The Board, including the independent Directors, unanimously approved the New Advisory Agreements. In reaching their decision, the Directors carefully considered information that they had received throughout the year as part of their regular oversight of the Funds, including, in particular, information from the Adviser that the Board had received relating to the current investment advisory agreements at the Board meeting of August 10, 2011. The Directors noted that, at the meeting, they had obtained and reviewed a wide variety of information, including certain comparative information regarding performance of the Funds relative to performance of other comparable mutual funds. They also considered the evolution of the Rydex|SGI family of funds and the Adviser since the change in control of the Investment Adviser in 2010 and Guggenheim Capital’s commitment to the success of the Adviser and the Funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT	33

OTHER INFORMATION (Unaudited) (concluded)

In addition, at the meeting of August 10, 2011, as a part of their required consideration of the renewal of the current investment advisory agreements, the Directors, including the independent Directors, had evaluated a number of considerations, including among others: (a) the quality of the Adviser’s investment advisory and other services; (b) the Adviser’s investment management personnel; (c) the Adviser’s operations and financial condition; (d) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (e) the level of the fees that the Adviser charges compared with the fees charged to comparable mutual funds or accounts; (f) each Fund’s overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser’s profitability from its Fund-related operations; (h) revenue sharing arrangements entered into by the Adviser (whereby certain of its profits are shared with other parties in exchange for certain services); (i) the Adviser’s compliance systems; (j) the Adviser’s policies on and compliance procedures for personal securities transactions; (k) the Adviser’s reputation, expertise and resources in the financial markets; and (I) Fund performance compared with similar mutual funds. Based on the Board’s deliberations at the meetings of August 10, 2011 and August 16, 2011, and its evaluation of the information regarding the Transaction and the fact that the Transaction is not expected to change the level and quality of services rendered by the Adviser to any of the Funds, the Board, including all of the independent Directors, unanimously: (a) concluded that terms of the current and new investment advisory agreements are fair and reasonable; (b) concluded that the Adviser’s fees were reasonable in light of the services that it provides to the Funds; and (c) agreed to approve the current investment advisory agreements and, subject to shareholder approval, the New Advisory Agreements, based upon the following considerations, among others:

•

Nature, Extent and Quality of Services Provided by the Adviser. At the meeting of August 10, 2011, the Board reviewed the scope of services to be provided by the Adviser under the current investment advisory agreements, and, at the meeting of August 16, 2011, noted that there would be no significant differences between the scope of services required to be provided by the Adviser under the current investment advisory agreements (which had been recently approved by shareholders and renewed by the Board at the meeting of August 10, 2011) and the scope of services required to be provided by the Adviser under the new investment advisory agreements. The Board noted that the key investment and management personnel of the Adviser servicing the Funds were expected to remain with the Adviser following the Transaction. The Directors also considered Guggenheim Capital’s representations to the Board that the Adviser would continue to provide investment and related services that were of materially the same quality and quantity as services provided to the Funds in the past, and that these services were appropriate in scope and extent in light of the Funds’ operations, the competitive landscape of the investment company business and investor needs.

•

The investment performance of the Funds. At the meeting of August 10, 2011, the Board had reviewed statistical information prepared by the Adviser regarding the expense ratio components and performance of each Fund. Based on the representations made by Guggenheim Capital that the Adviser would continue to operate following the closing of the Transaction in much the same manner as it currently operates, the Board concluded that the investment performance of the Adviser was not expected to be affected by the Transaction.

•

The cost of investment management services provided and the level of profitability. At the meeting of August 10, 2011, the Board had reviewed information about the profitability of the Funds to the Adviser based on the advisory fees payable under the current investment advisory agreements. At that meeting, the Board had also analyzed the Funds’ expenses, including the investment advisory fees paid to the Adviser. At the meeting of August 16, 2011, the Board considered the fact that the fee rates payable to the Adviser would be the same under each Fund’s new investment advisory agreement as they are under such Fund’s current investment advisory agreement. With respect to anticipated profitability, the Board noted that it was too early to predict how the Transaction would affect the Adviser’s profitability with respect to the Funds, but noted that this matter would be given further consideration on an ongoing basis.

•

Whether the investment management fees reflect economies of scale. In connection with its review of the Funds’ profitability analysis at the meeting of August 10, 2011, the Board reviewed information regarding economies of scale or other efficiencies that may result from increases in the Funds’ asset levels. The Directors noted that the fees would not change under the new investment advisory agreements, and that no additional economies of scale would be directly realized as a result of the Transaction. They also noted that they will have the opportunity to again review the appropriateness of the fee payable to the Adviser under the new investment advisory agreements when the next renewal of the agreements comes before the Board.

•

Benefits (such as soft dollars) to the Adviser from its relationship with the Funds. In addition to evaluating the services provided by the Adviser, the Board had considered the nature, extent, quality and cost of the distribution services performed by the Distributor under a separate agreement at the meeting of August 10, 2011. The Board also considered the terms of the Transaction and the changes to the corporate ownership structure of the Adviser, noting that the Adviser would no longer be a subsidiary of Security Benefit Corporation. In this regard, the Board noted that, under the corporate structure after the Transaction, the Adviser would be more closely controlled by Guggenheim Capital, which could benefit Guggenheim Capital. The Board also noted that the costs associated with the Transaction would be borne by Guggenheim Capital (or its affiliates) and not the Funds.

On the basis of the information provided to it and its evaluation of that information, the Board, including the independent Directors, concluded that the terms of the investment advisory agreements for the Funds were reasonable, and that approval of the current and new investment advisory agreements were in the best interests of the Funds.

34	THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Year Elected***	Principal Occupations During Past Five Years
Donald A. Chubb, Jr.** (12-14-46) 1994	Business Broker - Griffith & Blair Realtors

Harry W. Craig, Jr.** (05-11-39) 2004	Chairman, CEO, Secretary & Director - The Martin Tractor Company, Inc.

Jerry B. Farley** (09-20-46) 2005	President - Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Partner - Vivian’s Gift Shop (Corporate Retail) Vice President - Palmer Companies, Inc. (Small Business and Shopping Center Development) Vice President - PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	President & Chief Executive Officer - Stormont-Vail Health Care

Richard M. Goldman* (03-04-61) 2008 (President, Director & Chairman of the Board)	Senior Vice President - Security Benefit Corporation (2007 to present) Chief Executive Officer - Security Benefit Asset Management Holdings, LLC (2010 to present) Chief Executive Officer & Manager - Rydex Holdings, LLC (2009 to present) President, CEO & Member Representative - Security Investors, LLC (2007 to present) President, Chief Executive Officer and Manager - Rydex Distributors, LLC (2009 to present) Manager - Rydex Fund Services, LLC (2009 to present) President - SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund (2008 to present) Director - First Security Benefit Life and Annuity Insurance Company of New York (2007 to 2010) Director and Chief Executive Officer - Rydex Advisors, LLC (2009 to 2010) Director and Chief Executive Officer -Rydex Advisors II, LLC (2009 to 2010) Manager and President -Security Global Investors, LLC (2007 to 2010) Director -Security Distributors, Inc. (2007 to 2009) Managing Member -R.M. Goldman Partner, LLC (2006 to 2007)

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.
**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.
***	Each Director oversees 31 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT	35

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (continued)

OFFICERS*

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title – Year Elected	Principal Occupations During Past Five Years
Mark P. Bronzo (11-01-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003-2008)

Keith A. Fletcher (02-18-58) Vice President - 2010	Current: Senior Vice President, Security Investors, LLC; Vice President, Rydex Holdings, LLC; Vice President, Rydex Specialized Products, LLC; Vice President, Rydex Distributors, LLC; Vice President, Rydex Fund Services, LLC; Vice President and Director, Advisor Research Center, Inc.; and Vice President, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund

Previous: Security Global Investors, LLC, Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2009-2011); Lyster Watson and Company, Managing Director (2007-2008); and Fletcher Financial Group, Inc., Chief Executive Officer (2004-2007)

Joanna Haigney (10-10-66) Chief Compliance Officer - 2010	Current: Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006)

Nikolaos Bonos (05-30-63) Treasurer -2010	Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) Senior Vice President (2006-2011); Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Director (2009) & Senior Vice President (2003-2006); and Rydex Specialized Products, LLC, Chief Financial Officer (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

36	THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)

OFFICERS* (concluded)

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name (Date of Birth) Title – Year Elected	Principal Occupations During Past Five Years
Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010	Current: Assistant Treasurer, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Security Investors, LLC; and Chief Financial Officer & Manager, Rydex Specialized Products, LLC

Previous: Security Global Investors, LLC, Vice President (2010-2011); and Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Vice President (2004-2011)

Amy J. Lee (06-05-61) Vice President - 2007 Secretary -1987	Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President & Secretary, Rydex Holdings, LLC; Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Security Global Investors, LLC, Senior Vice President & Secretary (2007-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) & Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Senior Vice President & Secretary (2010-2011); and Brecek & Young Advisors, Inc., Director (2004-2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003-2010)

Joseph C. O’Connor (07-15-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

Daniel W. Portanova (10-02-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003-2008)

James P. Schier (12-28-57) Vice President- 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President & Senior Portfolio Manager, Security Benefit Life Insurance Company (1998-2010)

David G. Toussaint (10-10-66) Vice President - 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005-2009)

*	Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT	37

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, www.rydex-sgi.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at www.rydex-sgi.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

38	THE GUGGENHEIM FUNDS ANNUAL REPORT

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One Security Benefit Place

Topeka, Kansas 66636-0001

securitybenefit.com

Rydex Distributors, Inc.

460609201

Item 2.	Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Maynard Oliverius, an “independent” Director serving on the registrant’s audit committee, is an “audit committee financial expert,” as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4.	Principal Accountant Fees and Services.

(a)-(d) The aggregate Audit Fees billed by the Registrant’s principal accountant, for the audit of the annual financial statements in connection with statutory and regulatory filings for the fiscal years ended December 31, 2011 and December 31, 2010 were $28,950 and $33,238, respectively. The aggregate Audit Related Fees by the Registrant’s principal accountant billed for the fiscal years ended December 31, 2011 and December 31, 2010 were $3,250 and $638, respectively. The aggregate Tax Fees billed by the Registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended December 31, 2011 and December 31, 2010 was $6,602 and $6,636, respectively.

(e) The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, Penny Lumpkin, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $39,852 and $7,274, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. As such, the audit committee has considered these services in maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Security Income Fund

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date     March 09, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Richard M. Goldman
Richard M. Goldman, President

Date     March 09, 2012

By (Signature and Title)*	/s/ Nikolaos Bonos
Nikolaos Bonos, Treasurer

Date     March 09, 2012

*	Print the name and title of each signing officer under his or her signature.